Government Obligations Portfolio as of December 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
    13.50%, with various maturities to 2013     $   164     $    192,515
    14.00%, with maturity at 2015                    62           74,520
    14.50%, with various maturities to 2014         216          263,461
    15.00%, with various maturities to 2013         461          563,861
    16.00%, with various maturities to 2012         214          266,699
-----------------------------------------------------------------------------
                                                            $ 38,772,245
-----------------------------------------------------------------------------
Collateralized Mortgage Obligations:
    Federal Home Loan Mortgage Corp.
        Series B Class 3, 12.5%, due 2013
        Collateral 100% FHLMC PC                $   116     $    123,940
    Salomon Brothers Mortgage Securities
        II, Inc. 11.5%, due 2015                    901          952,590
-----------------------------------------------------------------------------
                                                            $  1,076,530
-----------------------------------------------------------------------------

Total Mortgage Pass-Throughs
    (identified cost, $414,503,992)                         $417,454,753
-----------------------------------------------------------------------------

U.S. Government Agency Debentures -- 18.4%

                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
Federal National Mortgage Assn., 6.00%,
    5/15/08(1)                                  $73,000     $ 77,330,651
-----------------------------------------------------------------------------

Total U.S. Government
Agency Debentures
    (identified cost, $73,840,961)                          $ 77,330,651
-----------------------------------------------------------------------------

U.S. Treasury Obligations -- 1.7%
                                                Principal
                                                Amount
                                                (000's
                                                omitted)    Value
-----------------------------------------------------------------------------
U.S. Treasury Bond, 7.125%, 2/15/23(2)          $ 6,000     $  7,391,249
-----------------------------------------------------------------------------

Total U.S. Treasury Obligations
    (identified cost, $6,328,126)                           $  7,391,249
-----------------------------------------------------------------------------

Total Investments -- 119.3%
    (identified cost $494,673,079)                          $502,176,653
-----------------------------------------------------------------------------

Other Assets, Less Liabilities-- (19.3)%                    $(81,165,858)
-----------------------------------------------------------------------------

Net Assets-- 100%                                           $421,010,795
-----------------------------------------------------------------------------

(1) A portion of this security is on loan at December 31, 1998.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 1998
Assets
--------------------------------------------------------------------------------
Investments, at value
    (identified cost, $494,673,079)                         $502,176,653
Cash                                                                 109
Receivable for investments sold                                1,782,571
Interest receivable                                            4,313,882
--------------------------------------------------------------------------------
Total assets                                                $508,273,215
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Collateral for securities loaned                            $ 78,369,150
Demand note payable                                            8,799,000
Payable for daily variation margin on open
    financial futures contracts                                    3,135
Payable to affiliate for Trustees' fees                           13,900
Other accrued expenses                                            77,235
--------------------------------------------------------------------------------
Total liabilities                                           $ 87,262,420
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                               $421,010,795
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                             $413,456,809
Net unrealized appreciation (computed on the basis
    of identified cost)                                        7,553,986
--------------------------------------------------------------------------------
Total                                                       $421,010,795
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
December 31, 1998
Investment Income
--------------------------------------------------------------------------------
Interest                                                    $ 37,955,761
--------------------------------------------------------------------------------
Total investment income                                     $ 37,955,761
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                      $  3,257,584
Trustees fees and expenses                                        30,790
Interest expense                                                 289,920
Custodian fee                                                    224,987
Legal and accounting services                                     42,938
Amortization of organization expenses                              3,141
Miscellaneous                                                     16,326
--------------------------------------------------------------------------------
Total expenses                                              $  3,865,686
--------------------------------------------------------------------------------

Net investment income                                       $ 34,090,075
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $  6,505,030
    Financial futures contracts                               (2,199,011)
    Options                                                     (193,500)
--------------------------------------------------------------------------------
Net realized gain                                           $  4,112,519
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $(13,363,386)
    Financial futures contracts                                  417,800
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        $(12,945,586)
--------------------------------------------------------------------------------

Net realized and unrealized loss                            $ (8,833,067)
--------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 25,257,008
--------------------------------------------------------------------------------

                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


Increase (Decrease)             Year Ended             Year Ended
in Net Assets                   December 31, 1998      December 31, 1997
--------------------------------------------------------------------------------
From operations --
    Net investment income           $  34,090,075          $  35,025,042
    Net realized gain (loss)            4,112,519             (6,844,606)
    Net change in unrealized
        appreciation (depreciation)   (12,945,586)             4,415,017
--------------------------------------------------------------------------------
Net increase in net assets
    from operations                 $  25,257,008          $  32,595,453
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                   $ 187,817,118          $ 163,961,740
    Withdrawals                      (225,170,325)          (218,972,747)
--------------------------------------------------------------------------------
Net decrease in net assets
    from capital transactions       $ (37,353,207)         $ (55,011,007)
--------------------------------------------------------------------------------

Net decrease in net assets          $ (12,096,199)         $ (22,415,554)
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of year                $ 433,106,994          $ 455,522,548
--------------------------------------------------------------------------------
At end of year                      $ 421,010,795          $ 433,106,994
--------------------------------------------------------------------------------



                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                           Year Ended December 31,
                                             ---------------------------------------------------------------------------------------
                                               1998              1997              1996              1995              1994
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                         0.89%             0.83%             0.82%             0.82%              0.80%
Net investment income                            7.85%             7.95%             7.88%             7.82%              8.03%
Portfolio Turnover                                 48%               20%               11%               19%                35%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)      $421,011          $433,107          $455,523          $521,789          $ 515,670
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Government Obligations Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS


   1 Significant Accounting Policies
    ----------------------------------------------------------------------------
     Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuation -- Mortgage backed, "pass-through" securities are valued using an independent matrix pricing system applied by the adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

     B Income -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

     C Gains and Losses From Security Transactions -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis.

     Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

     D Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     E Written Options -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

     F Purchased Options -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or

Government Obligations Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

     G Financial Futures Contracts -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

     If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

     H Other -- Investment transactions are accounted for on the date the investments are purchased or sold.

     I Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   2 Purchases and Sales of Investments
    ----------------------------------------------------------------------------
     Purchases, sales and paydowns of investments, other than short-term obligations, aggregated $253,254,556, $124,985,962 and $112,210,267, respectively.

   3 Investment Adviser Fee and Other Transactions with Affiliates
    ----------------------------------------------------------------------------
     The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the year ended December 31, 1998, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,257,584. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1998, no significant amounts have been deferred.

   4 Line of Credit
    ----------------------------------------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $130 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1998 was $4,752,627 and the average interest rate was 6.10%. The maximum borrowing outstanding at any time during the year ended

Government Obligations Portfolio as of December 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     December 31, 1998 was $33,665,000. As of December 31, 1998, $8,799,000 was
     outstanding.

  5 Securities Lending Agreement
    ----------------------------------------------------------------------------
    The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received. At December 31, 1998, the value of the securities loaned and the value of the collateral amounted to approximately $77,000,000 and $78,000,000, respectively.

  6 Federal Income Tax Basis of Investments
    ----------------------------------------------------------------------------
    The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:


    Aggregate cost                                         $500,350,386
    ---------------------------------------------------------------------------
    Gross unrealized appreciation                           $ 5,288,617

    Gross unrealized depreciation                            (3,462,350)
    ---------------------------------------------------------------------------

    Net unrealized appreciation                             $ 1,826,267
    ---------------------------------------------------------------------------

  7 Financial Instruments
    ----------------------------------------------------------------------------
    The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


    A summary of obligations under these financial instruments at December 31, 1998 is as follows:


    Futures Contracts
    ----------------------------------------------------------------------------

    Expiration                                                 Net Unrealized
    Date             Contracts                     Position    Appreciation
    ----------------------------------------------------------------------------
    3/99             200 US Treasury Five Year
                     Note Futures                    Long       $    50,412
    ----------------------------------------------------------------------------

    At December 31, 1998, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

Government Obligations Portfolio as of December 31, 1998

INDEPENDENT ACCOUNTANTS' REPORT


To the Trustees and Investors
of Government Obligations Portfolio:
--------------------------------------------------------------------------------
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and supplementary data present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Portfolio (the "Portfolio") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                  PricewaterhouseCoopers LLP
                                  Boston, Massachusetts
                                  February 5, 1999

Government Obligations Portfolio as of December 31, 1998

Government Obligations Portfolio

   Officers                Independent Trustees
   James B. Hawkes         Jessica M. Bibliowicz
   President and Trustee   President and Chief Operating Officer,
                           John A. Levin & Co. Director,
   Susan Schiff            Baker, Fentress & Co.
   Vice President and
   Portfolio Manager       Donald R. Dwight
                           President, Dwight Partners, Inc.
   Mark S. Venezia
   Vice President          Samuel L. Hayes, III
                           Jacob H. Schiff Professor of Investment
   James L. O'Connor       Banking, Harvard University Graduate School of
   Treasurer               Business Administration

   Alan R. Dynner          Norton H. Reamer
   Secretary               Chairman and Chief Executive Officer, United Asset
                           Management Corporation

                           Lynn A. Stout
                           Professor of Law
                           Georgetown University Law Center

                           John L. Thorndike
                           Formerly Director, Fiduciary Company Incorporated

                           Jack L. Treynor
                           Investment Adviser and Consultant